UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

RW Holdings NNN REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, California
92626
(Address of principal executive offices)
(Zip Code)

(855) 742-4862
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

Plan to Update Estimated Net Asset Value Per Share and Temporary Suspension of Primary Offerings
On May 8, 2020, RW Holdings NNN REIT, Inc. (the “Registrant”) announced that due to the impacts of the novel coronavirus (COVID-19) pandemic on the Registrant’s real estate properties, the board of directors of the Registrant (the “Board”) has authorized the engagement of Cushman & Wakefield Western, Inc., an independent third-party real estate advisory and consulting firm, to perform an independent valuation of the Registrant’s real estate assets and real estate related liabilities associated with the Registrant’s properties for the purpose of assisting the Board in updating the Registrant’s estimated net asset value (“NAV”) per share to reflect the impact of the COVID-19 pandemic. The Board plans to announce the new NAV per share later this month.

In connection with its plan to update the estimated NAV per share, the Board approved the temporary suspension of the primary offering portion of the Registrant’s public offering of shares of Class C common stock (the “Registered Primary Offering”), which is registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and the primary offering portion of the Registrant’s offering of shares of Class S common stock, which it offers exclusively to non-U.S. Persons pursuant to an exemption from the registration requirements of the Securities Act under and in accordance with Regulation S promulgated thereunder (the “Regulation S Primary Offering” and, together with the Registered Primary Offering, the “Primary Offerings”), effective as of the close of business on May 7, 2020. The Primary Offerings will remain suspended until such time as the Board, in its discretion, may approve resuming the Primary Offerings.
The Registrant’s distribution reinvestment plans and share repurchase programs for the Class C common stock and Class S common stock remain open at this time, subject to the Board’s discretion. Commencing with the Registrant’s next distributions and any share repurchases, the per share purchase price pursuant to the distribution reinvestment plans and the repurchase price for any repurchases pursuant to the share repurchase programs will be based on the new NAV per share, which the Registrant expects will be lower than the current NAV per share due to the impact of the COVID-19 pandemic.
Additional information regarding the plan to update the Registrant’s estimated NAV per share and the temporary suspension of the Primary Offerings is contained in the letter to investors which is included as Exhibit 99.1 to this Form 8-K and incorporated in this Item 8.01 by reference.
Delay in filing Quarterly Report on Form 10-Q for the quarter ended March 31, 2020

The Registrant makes the following disclosure pursuant to the SEC order on March 4, 2020 set forth in SEC Release No. 34-88318, as modified and superseded by a new SEC order issued on March 25, 2020 set forth in SEC Release No 34-88465, providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the COVID-19 outbreak (the “Order”). The current outbreak of COVID-19 has posed a significant impact on the Registrant’s ability to file on a timely basis its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) that is due May 15, 2020 (the “Original Due Date”), and therefore the Registrant has elected to rely on the conditional filing relief provided under the Order.

The current COVID-19 outbreak has caused severe disruptions and has required the Registrant’s accounting staff and the staff of the Registrant’s independent registered public accounting firm to work from home, resulting in limited access to the Registrant’s facilities, which has caused a delay in the Registrant’s ability to prepare and analyze its financial statements for inclusion in the Quarterly Report.  The Registrant therefore has decided to rely on the conditional relief provided in the Order and expects to file the Quarterly Report no later than June 29, 2020, which is 45 days after the Original Due Date.

In light of the COVID-19 outbreak, the Registrant will be including the following risk factor in the Quarterly Report:

The recent outbreak of COVID-19 has and may continue to adversely affect the Registrant’s business and/or operations, the tenants’ financial condition and the profitability of the Registrant’s retail properties.

The Registrant’s business and/or operations and the businesses of its tenants have been, and may continue to be, materially and adversely affected by the risks, or the public perception of the risks, related to the recent outbreak of COVID-19. The profitability of the Registrant’s retail properties depends, in part, on the willingness of customers to visit the tenants’ businesses. The risk, or public perception of the risk, of COVID-19 has caused, and could continue to cause, employees or customers to avoid the Registrant’s properties, which adversely affects foot traffic to the tenants’ businesses and the tenants’ ability to adequately staff their businesses. Most of the states where the Registrant operates have issued orders to close fitness centers and other retail establishments. Such events have adversely impacted tenants’ sales and/or caused the temporary closure or slowdown of the tenants’ businesses, which has severely disrupted their operations and could have a material adverse effect on the Registrant’s business, financial condition and results of operations. Similarly, the potential effects of quarantined employees of office tenants may adversely impact their businesses and affect their ability to pay rent on a timely basis.

Item 9.01          Financial Statements and Exhibits.
(d)          Exhibits.
Exhibit No.	Description

99.1	Letter to Investors dated May 8, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW HOLDINGS NNN REIT, INC.
(Registrant)

Dated: May 7, 2020	By:	/s/ Raymond J. Pacini
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer